UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 6, 2007

NEAH POWER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
(Address of principal executive offices) (Zip Code)

(425) 424-3324
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 6, 2007, we issued a press release regarding our initial fuel cell prototype, a copy of which is furnished as Exhibit 99.1 hereto.

We will present at the Kaufman Bros. 10th Annual Investor Conference at The W Hotel in New York City, New York, on September 6, 2007, at 10:20 a.m. Eastern time. The presentation will be webcast live on our website at www.neahpower.com. For those unable to listen to the live broadcast, a replay of the presentation will be available for a period of 90 days after the live presentation. A copy of revised written materials for the presentation is furnished as Exhibit 99.2 hereto.

Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
99.1	Press release dated September 6, 2007
99.2	Kaufman Bros. 10th Annual Investor Conference updated presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEAH POWER SYSTEMS, INC.

Date: September 6, 2007	By:	/s/ Dan Rosen
Dan Rosen
Executive Chairman